Intangible Assets, Net	12 Months Ended
Mar. 31, 2026
Intangible Assets, Net [Abstract]
Intangible Assets, Net

9. Intangible Assets, Net

As of March 31, 2026, and 2025, intangible assets, net, consisted of the following:

	As of March 31,
	2026	2025
Contractual rights to acquire copyrights and patents	$6,426,218	$-
Copyrights and patents	1,071,035	-
Eligibility rights to trade on or through SEHK	63,811	64,268
Trademarks	4,551,905	-
Less: accumulated amortization	(1,011,430)	-
Total intangible assets, net	$11,101,539	$64,268

On November 3, 2025, the Company acquired 100% of the equity interests in MFBVI, as disclosed in Note 4. The acquisition was accounted for as an asset acquisition under ASC 805, as MFBVI did not meet the definition of a business as of the acquisition date.

Prior to the Company’s acquisition of MFBVI, MFHK, a subsidiary of MFBVI, entered into two purchase agreements with a third party on October 30, 2025 to acquire certain intellectual properties registered in the PRC, including 18 copyrights and patents and 18 trademarks. As part of the acquisition of MFBVI, the Company acquired MFBVI and its subsidiaries, including MFHK and its rights and obligations under these purchase agreements. Through the acquisition, the Company acquired identifiable intangible assets and contractual rights relating to such intellectual properties. In accordance with ASC 805-50-30-3, the total cost of the asset acquisition was allocated to the individual identifiable assets acquired and liabilities assumed based on their relative fair values as of the acquisition date.

For purposes of the relative fair value allocation, the fair value of the copyrights, patents and related contractual rights was determined to be $3,923,425, representing 62.221% of the aggregate fair value of the acquired identifiable non-monetary assets. The fair value of the trademarks and related contractual rights was determined to be $2,382,083, representing 37.777% of the aggregate fair value of the acquired identifiable non-monetary assets. Based on this allocation, the carrying amount allocated to the copyrights, patents and related contractual rights was $7,497,253, and the carrying amount allocated to the trademarks was $4,551,905.

As of March 31, 2026, legal title to all trademarks and 8 copyrights and patents had been transferred to MFHK, while legal title to the remaining 10 copyrights and patents had not yet been transferred. Pursuant to the purchase agreements, MFHK had obtained enforceable contractual rights to obtain legal title to those copyrights and patents. Management determined that such contractual rights represented identifiable contract-based intangible assets because they arose from contractual arrangements and were capable of being separately identified.

Of the carrying amount allocated to the copyrights, patents and related contractual rights, $1,071,035 related to copyrights and patents for which legal title had been transferred to MFHK as of March 31, 2026. The remaining balance of $6,426,218 represented contractual rights to obtain legal title to 10 copyrights and patents, for which the legal title transfer had not yet been completed as of March 31, 2026. The transfer of legal title to these copyrights and patents was completed on April 22, 2026.

Amortization expense was $1,015,553, nil and nil for the years ended March 31, 2026, 2025 and 2024, respectively.

The estimated aggregate intangible asset amortization expense for the future fiscal years is as follows:

For the years ending March 31,	Estimated Amortization Expense
2027	$2,038,383
2028	1,633,330
2029	1,589,608
2030	1,526,227
2031	1,526,227
Over 5 years	2,723,953
$11,037,728